LOCK-UP AGREEMENT

Dated:  March __, 2010

PROLOR Biotech, Inc.
3 Sapir Street
Weizmann Science Park
Nes-Ziona, Israel 74140

Ladies and Gentlemen:

The undersigned is acquiring shares (“Shares”) of common stock, par value $0.00001 per share, of PROLOR Biotech, Inc., a Nevada corporation (the “Company”), under that certain Securities Purchase Agreement, dated as of March __, 2010, by and among the Company and the Investors set forth on the signature pages thereto (the “Agreement”).  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that following the date first set forth above (the “Effective Date”), the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Shares, including Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the United States Securities and Exchange Commission or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Securities or securities convertible into or exercisable or exchangeable for any Shares or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing, in each case, for a period commencing on the Effective Date and ending on the first anniversary of such date.

In furtherance of the foregoing, the Company and its transfer agent on its behalf are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

[signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Acknowledged and agreed as of the date first set forth above:

[name of holder]

By:_____________________________
Name:
Title: